Exhibit 10.1

SUPPLEMENT AGREEMENT

This SUPPLEMENT AGREEMENT (this “Agreement”), dated as of March 23, 2020 (the “Effective Date”), which is being executed and delivered pursuant to the Credit Agreement (defined below), is among Main Street Capital Corporation, a Maryland corporation (the “Borrower”), the guarantors party thereto (the “Guarantors”), Truist Bank, as administrative agent (the “Administrative Agent”) and BancorpSouth Bank, as a new lender (the “New Lender”).

RECITALS

The Borrower, the Guarantors, the lenders party thereto and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of June 5, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent that the Borrower proposes to increase the aggregate Revolver Commitments under the Credit Agreement by $35,000,000, from the current $705,000,000 to $740,000,000. The New Lender has agreed to provide a Revolver Commitment in the amount of $35,000,000 (the “Specified Commitment Increase”).

The parties to this Agreement are entering into this Agreement for purposes of consenting to and effecting the Specified Commitment Increase.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Lender, the Borrower, the Guarantors, and the Administrative Agent, intending to be legally bound hereby, agree as follows:

SECTION 1.     Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Agreement.

SECTION 2.     New Lender; Consent.

(a)     The New Lender hereby agrees, as of the Effective Date, to provide a Revolver Commitment in the amount of $35,000,000, and the New Lender agrees to perform all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender thereunder. Schedule 2.01 to the Credit Agreement is, per Section 2.14 of the Credit Agreement, deemed amended in its entirety to read as set forth on Exhibit A attached to this Agreement. The amount of each Lender’s total Revolver Commitment is the amount set forth opposite the name of such Lender on Schedule 2.01. The Borrower shall deliver to the New Lender a Revolver Note in the amount of the New Lender’s Revolver Commitment (such Revolver Note is hereinafter referred to as the “New Note”), executed by the Borrower. All references contained in the Credit Agreement and the other Loan Documents to the “Revolver Notes” shall include the New Note as supplemented, modified, amended, renewed or extended from time to time.

(b)     By executing and delivering this Agreement, the New Lender hereby becomes a party to the Credit Agreement as a Lender thereunder with the same force and effect as if originally named therein as a Lender and, without limiting the generality of the foregoing, the New Lender hereby expressly assumes all obligations and liabilities of a Lender thereunder. The New Lender represents and warrants that it is an Eligible Assignee, and Administrative Agent hereby approves the New Lender as an Eligible Assignee. The New Lender represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date of this Agreement, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have and perform all of the obligations of a Lender thereunder, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Revolver Commitment and either it, or the Person exercising discretion in making its decision to acquire the Revolver Commitment, is experienced in acquiring assets of such type and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant to Section 5.01 of the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to extend its Revolver Commitment to the Borrower pursuant to the terms of the Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender. The New Lender agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions and analysis in taking or not taking action under the Credit Agreement or any other Loan Documents. This Agreement constitutes a joinder agreement for purposes of Section 2.14 of the Credit Agreement.

SECTION 3.     Obligations of Lenders. Each party hereto acknowledges and agrees that the Revolver Commitments of the New Lender and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders.

SECTION 4.     Conditions to Effectiveness. Each party hereto agrees that this Agreement and the effectiveness of the Specified Commitment Increase as provided in this Agreement shall be subject to satisfaction by the Loan Parties of the following conditions and requirements:

(a)       The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i)       duly executed counterparts of this Agreement signed by the New Lender, the Borrower, the Guarantors and the Administrative Agent;

(ii)       a duly executed New Note payable to the New Lender;

(iii)       a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to the Specified Commitment Increase;

(iv) all conditions precedent to the Specified Commitment Increase set forth in Section 2.14(a) of the Credit Agreement shall have been satisfied;

(v) a certificate of the Chief Financial Officer or another Responsible Officer of the Borrower, certifying that (x) as of the date hereof, all representations and warranties of the Borrower and the Guarantors contained in this Agreement, the Credit Agreement and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to the Specified Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the Specified Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof); and

(vi) such other documents or items that the Administrative Agent, the New Lender or their respective counsel may request.

(b)       The Borrower shall have paid in connection with the Specified Commitment Increase such fees in such amounts as are separately agreed between the Borrower and the New Lender, and the Borrower and the Administrative Agent.

(c)       The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Agreement and the transactions contemplated herein.

SECTION 5.     Representations and Warranties. The Borrower and the Guarantors hereby represent and warrant to the Administrative Agent and the New Lender as follows:

(a)       No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing on the date hereof, or shall result from the Specified Commitment Increase.

(b)       The Borrower and the Guarantors have the power and authority to enter into this Agreement and issue the New Note and to do all acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

(c)       Each of this Agreement and the New Note has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower (in the case of this Agreement and the New Note) and the Guarantors (in the case of this Agreement). Each of this Agreement and the New Note constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with their respective terms.

(d)       The execution and delivery of each of this Agreement and the New Note and the performance by the Borrower and the Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and the Guarantors are or may become bound.

SECTION 6.     Effect of Agreement. On the Effective Date, this Agreement shall have the effects set forth in Section 2.14(e) of the Credit Agreement and the New Lender and the Administrative Agent shall make such payments and adjustments among the Lenders as are contemplated thereby such that each Lender’s Advances remain consistent with their pro rata percentage of the Revolver Commitments after giving effect to the Specified Commitment Increase.

SECTION 7.     No Other Amendment. Except for the supplements set forth in this Agreement, the text of the Credit Agreement shall remain unchanged and in full force and effect. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement, as supplemented by this Agreement. This Agreement is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Agreement shall be construed together as a single agreement. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein expressly agreed, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby supplemented. The Administrative Agent hereby reserves all of its rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby supplemented, such obligations under the Credit Agreement, as supplemented, the Collateral Documents and the other Loan Documents being hereby acknowledged, ratified and reaffirmed by the Borrower and Guarantors. The Borrower and Guarantors hereby expressly agree that the Credit Agreement, as supplemented, the Collateral Documents and the other Loan Documents are in full force and effect and hereby expressly reaffirm all Liens granted by the Borrower and Guarantors under the Loan Documents.

SECTION 8.     Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic means (including pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.      Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 10.     Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Agreement.

SECTION 11.    Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as hereby supplemented, the Collateral Documents and the other Loan Documents to which they are party, said Credit Agreement, as hereby supplemented, the Collateral Documents and such other Loan Documents being hereby acknowledged, ratified and reaffirmed. In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the Guaranteed Obligations (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the New Note and the Advances made under the Credit Agreement as hereby supplemented.

SECTION 12.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 13.     Notices. All notices, requests and other communications to any party to the Loan Documents, as supplemented hereby, shall be given in accordance with the terms of Section 9.01 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Agreement as of the day and year first above written.

NEW LENDER:

bancorpsouth bank

By:	/s/ Jake Munn	(SEAL)
Name:	Jake Munn
Title:	President / Corp C&I and Syndications

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

BORROWER:

MAIN STREET CAPITAL CORPORATION

By:	/s/ Brent D. Smith	(SEAL)
Name:	Brent D. Smith
Title:	Chief Financial Officer and Treasurer

GUARANTORS:

MAIN STREET CAPITAL PARTNERS, LLC

By:	/s/ Brent D. Smith	(SEAL)
Name:	Brent D. Smith
Title:	Chief Financial Officer and Treasurer

MAIN STREET EQUITY INTERESTS, INC.

By:	/s/ Brent D. Smith	(SEAL)
Name:	Brent D. Smith
Title:	Chief Financial Officer and Treasurer

MS INTERNATIONAL HOLDINGS, INC.

By:	/s/ Brent D. Smith	(SEAL)
Name:	Brent D. Smith
Title:	Chief Financial Officer and Treasurer

MAIN STREET CA LENDING, LLC

By:	/s/ Brent D. Smith	(SEAL)
Name:	Brent D. Smith
Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

Truist Bank,
as Administrative Agent

By:	/s/ Michael F. Skorich	(SEAL)
Name:	Michael F. Skorich
Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

Exhibit A

Schedule 2.01

Revolver Commitments

Lender	Revolver Commitment
Truist Bank	$130,000,000
Frost Bank	$75,000,000
Royal Bank of Canada	$55,000,000
Hancock Whitney Bank	$50,000,000
ZB, N.A. dba Amegy Bank	$50,000,000
Texas Capital Bank, N.A.	$40,000,000
Cadence Bank, N.A.	$35,000,000
Trustmark National Bank	$35,000,000
BancorpSouth Bank	$35,000,000
Comerica Bank	$30,000,000
Raymond James Bank, N.A.	$30,000,000
BOKF, NA dba Bank of Texas	$25,000,000
Woodforest National Bank	$25,000,000
City National Bank	$25,000,000
First Financial Bank, N.A.	$25,000,000
Veritex Community Bank	$25,000,000
First National Bank of Pennsylvania	$25,000,000
Mutual of Omaha Bank	$25,000,000
Total	$740,000,000